RUSSELL INVESTMENT FUNDS
                                  909 A Street
                            Tacoma, Washington 98402
                            Telephone (800) 972-0700
                          In Washington (253) 627-7001


                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 29, 2005
                     As supplemented through August 1, 2005


Russell Investment Funds ("RIF") is a single legal entity organized as a business trust under the laws of the Commonwealth of Massachusetts. RIF operates five investment portfolios, each referred to as a "Fund":

As of the date of this Statement of Additional Information ("Statement"), RIF is comprised of the following Funds, each of which commenced operations on the date set forth opposite the Fund's name.


Fund                            Fund Inception Date       Prospectus Date
----                            -------------------       ---------------
Multi-Style Equity Fund         January 2, 1997           April 29, 2005
Aggressive Equity Fund          January 2, 1997           April 29, 2005
Non-U.S. Fund                   January 2, 1997           April 29, 2005
Real Estate Securities Fund     April 30, 1999            April 29, 2005
Core Bond Fund                  January 2, 1997           April 29, 2005

The Funds serve as the investment base for a variety of insurance products (the "Policies") to be issued by one or more insurance companies (each referred to herein as an "Insurance Company").

This Statement supplements or describes in greater detail information concerning RIF and the Funds contained in the Prospectus of the Funds dated April 29, 2005. This Statement is not a Prospectus; the Statement should be read in conjunction with the Funds' Prospectus. Prospectuses may be obtained without charge by telephoning or writing RIF at the number or address shown above. You should retain this Statement for future reference.

Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectuses.

This   statement   incorporates   by  reference  the  Funds'  Annual  Report  to
shareholders for the year ended December 31, 2004. Copies of the Funds' Annual Reports accompany this Statement.

         CERTAIN TERMS USED IN THIS STATEMENT OF ADDITIONAL INFORMATION
                           ARE DEFINED IN THE GLOSSARY

                                TABLE OF CONTENTS

                                                                           Page

STRUCTURE AND GOVERNANCE.......................................................1
     Organization And Business History.........................................1
     Shareholder Meetings......................................................1
     Controlling Shareholders..................................................2
     Trustees And Officers.....................................................3

OPERATION OF RIF...............................................................9
     Service Providers.........................................................9
     Consultant................................................................9
     Manager...................................................................9
     Portfolio Managers.......................................................11
     Money Managers...........................................................13
     Approval Of Management Agreement.........................................13
     Distributor..............................................................15
     Custodian And Portfolio Accountant.......................................15
     Transfer And Dividend Disbursing Agent...................................16
     Independent Registered Public Accounting Firm............................16
     Codes Of Ethics..........................................................16
     Fund Expenses............................................................17
     Valuation Of Fund Shares.................................................18
     Valuation Of Portfolio Securities........................................18
     Portfolio Transaction Policies...........................................18
     Proxy Voting Policies and Procedures.....................................19
     Portfolio Turnover Rate..................................................20
     Disclosure Of Portfolio Holdings.........................................20
     Brokerage Allocations....................................................21
     Brokerage Commissions....................................................22
     Yield And Total Return Quotations........................................23

INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS.....................24
     Investment Restrictions..................................................24
     Investment Policies......................................................25
     Investments..............................................................28

TAXES.........................................................................45

MONEY MANAGER INFORMATION.....................................................47

RATINGS OF DEBT INSTRUMENTS...................................................49

FINANCIAL STATEMENTS..........................................................53

GLOSSARY......................................................................54

                            STRUCTURE AND GOVERNANCE


Organization And Business History. RIF was originally organized as a Maryland corporation, and on July 11, 1996, was reorganized as a Massachusetts business trust.

RIF is currently organized and operates under a Master Trust Agreement dated July 11, 1996, and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees ("Board" or the "Trustees") may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIF as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIF or the Fund, respectively. RIF is a registered open-end management investment company. Each of the Funds is diversified.

RIF is authorized to issue Shares of beneficial interest ("Shares"), and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio -- a "Fund." Each Fund is a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIF or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectus with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the Investment Company Act of 1940, the rules thereunder and Securities and Exchange Commission interpretations thereof.

Under the Master Trust Agreement, RIF's Funds are authorized to issue Shares of beneficial interest in one or more classes. The Funds do not presently offer Shares in multiple classes, although they may do so in the future.

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIF shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Under the terms of an exemptive order received by RIF from the SEC, Shares of a Fund may be sold to separate accounts of more than one Insurance Company to fund variable life and variable annuity Policies. RIF's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.

Frank Russell Company ("FRC") has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

Shareholder Meetings. RIF will not have an annual meeting of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board of Trustees, (ii) upon written request to the Board by shareholders holding at least 10% of the outstanding Shares, or (iii) upon the Board's failure to honor the shareholders' request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the Investment Company Act of 1940 in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. On any matter which affects only a particular Fund, only Shares of that Fund are entitled to vote. There are no cumulative voting rights.

In connection with an exemptive order which RIF received from the SEC, it has committed to a "pass-through" voting procedure which will generally require an Insurance Company to cast votes at RIF meetings as directed by policyholders, and to cast votes for which it has not received voting instructions from policyholders in the same proportion as those for which instructions have been received. Policyholders should review their prospectus for their Policies to determine their rights and responsibilities, and to ascertain when the Insurance Company may disregard voting instructions.

Controlling Shareholders. The Trustees have the authority and responsibility to manage the business of RIF, and hold office for life unless they resign or are removed by, in substance, a vote of two-thirds of RIF's Shares outstanding. Insurance Companies that are shareholders of RIF pass through any proxies to be voted to holders of their insurance policies. Under these circumstances, no one person, entity or shareholder "controls" RIF.

The following shareholders owned 5% or more of the voting Shares of the following Funds at March 31, 2005:

Aggressive Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 37.00%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 35.26%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY NML ACCOUNT, ATTN INVESTMENT ACCOUNTING W6NE, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 12.27%, record.


Core Bond Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 56.93%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 23.22%, record. METLIFE INVESTORS INSURANCE CO, D/B/A COVA VARIABLE ANNUITY, ACCOUNT ONE, 4700 WESTOWN PKWY BLDG 4 STE 200, W DES MOINES IA 50266-6718, 12.32%, record.


Multi-Style Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 39.45%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 35.89%, record. METLIFE INVESTORS INSURANCE CO, D/B/A COVA VARIABLE ANNUITY, ACCOUNT ONE, 4700 WESTOWN PKWY BLDG 4 STE 200, W DES MOINES IA 50266-6718, 10.71%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY NML ACCOUNT, ATTN INVESTMENT ACCOUNTING W6NE, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 5.20%, record.

Non-U.S. Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 34.65%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 33.69%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY NML ACCOUNT, ATTN IVESTMENT ACCOUNTING W6NE, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 20.29%, record. METLIFE INVESTORS INSURANCE CO, D/B/A COVA VARIABLE ANNUITY, ACCOUNT ONE, 4700 WESTOWN PKWY BLDG 4 STE 200, W DES MOINES IA 50266-6718, 5.59%, record.


Real Estate Securities Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 51.59%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 22.97%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY NML ACCOUNT, ATTN INVESTMENT ACCOUNTING W6NE, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 13.45%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT C, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 8.24%, record.

The following shareholders could be deemed to "control" the following Funds because such shareholders owned 25% or more of the voting Shares of the following Funds at March 31, 2005:

Aggressive Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 37.00%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 35.26%, record.

Core Bond Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 56.93%, record.

Multi-Style Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 39.45%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 35.89%, record.

Non-U.S. Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 34.65%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797 33.69%, record.

Real Estate Securities Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 51.59%, record.

Trustees and officers of RIF as a group own less than 1% of any Fund.

Trustees And Officers. The Board of Trustees is responsible for overseeing generally the operations of the Funds, including reviewing and approving the Funds' contracts with Frank Russell Investment Management Company ("FRIMCo"), the Funds' advisor, and the money managers. A Trustee may be removed at any time by, in substance, a vote of two-thirds of RIF Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders. There are four Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board's responsibilities. The officers, all of whom are employed by FRIMCo or its affiliates, are responsible for the day-to-day management and administration of RIF's operations.

The Board of Trustees has established a standing Audit Committee and a standing Nominating and Governance Committee. The Audit Committee's primary functions are: (1) oversight of the Funds' accounting and financial reporting policies and practices and their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversight of the quality and objectivity of the Funds' financial statements and the independent audit thereof; and (3) to act as liaison between the Funds' Independent Registered Public Accounting Firm and the full Board of Trustees. It is management's responsibility to maintain appropriate systems for accounting and internal control and the auditor's responsibility to plan and carry out a proper audit. Currently, the Audit Committee members consist of Messrs. Raymond P. Tennison, Jr., Daniel P. Connealy, Jonathan Fine and Jack Thompson, each of whom is an independent Trustee. For the fiscal year ending December 31, 2004, the Audit Committee held six meetings. The Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's current responsibilities. The Audit Committee reviews the maintenance of the Funds' records and the safekeeping arrangements of RIF's custodian, reviews both the audit and non-audit work of RIF's Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of the Independent Registered Public Accounting Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for RIF, (ii) all audit services provided to FRIMCo, or any affiliate thereof that provides ongoing services to RIF, relating to the operations and financial reporting of RIF, and (iii) all non-audit services relating to the operations and financial reporting of RIF, provided to FRIMCo, or any affiliate thereof that provides ongoing services to RIF, by any auditors with an ongoing relationship with RIF.

The primary functions of the Nominating and Governance Committee are to: (1) nominate individuals who are not interested persons of RIF for independent Trustee membership on the Board; (2) evaluate and review the composition and performance of the Board; (3) review Board governance procedures; (4) review Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members consist of Messrs. Paul E. Anderson, and Lee C. Gingrich and Mses. Julie W. Weston and Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ending December 31, 2004, the Nominating and Governance Committee held six meetings.

RIF paid in aggregate $28,156 for the year ended December 31, 2004 to the Trustees who are not officers or employees of FRIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson (both Board and Committee) fees in addition to any travel and other expenses incurred in attending Board meetings. RIF's officers and employees are paid by FRIMCo or its affiliates.

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of RIF, which has 5 funds and Frank Russell Investment Company, which has 34 funds. Each of the trustees is a trustee of both RIF and Frank Russell Investment Company. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the officers.



                                                                                                        No. of
                                                                                                      Portfolios
                                                                                                        in
                               Position(s)                                                            Russell
                                Held With                                                              Fund
                                Fund and                              Principal Occupation(s)         Complex          Other
                                Length of                                    During the             Overseen by  Directorships Held
     Name, Age, Address        Time Served       Term of Office             Past 5 Years              Trustee        by Trustee
---------------------------- ---------------- ------------------- --------------------------------- ------------ -------------------
---------------------------- ---------------- ------------------- --------------------------------- ------------ -------------------
     INTERESTED TRUSTEES
---------------------------- ---------------- ------------------- --------------------------------- ------------ -------------------
---------------------------- ---------------- ------------------- --------------------------------- ------------ -------------------
*Lynn L. Anderson,            Trustee since    Appointed until    o        Vice Chairman, FRC           39       Trustee, The SSgA
Born April 22, 1939           1987             successor is duly  o        Trustee, FRIC and RIF                 Funds (investment
                                               elected and        o        Until 2005, Chairman                  company)
909 A Street                                   qualified                   of the Board, FRIC and RIF
Tacoma, Washington                                                o        CEO, Russell Fund
98402-1616                                                                 Distributors, Inc.
                                                                           (broker-dealer "RFD"))
                                                                  o        President and Chairman
                                                                           of the Board, SSgA Funds
                                                                           (investment company)
                                                                  o        Chairman of the Board,
                                                                           FRTC
                                                                  o        Until July 2004,
                                                                           Director, Frank Russell
                                                                           Investments (Ireland)
                                                                           Limited (Irish limited
                                                                           company) and Frank Russell
                                                                           Investments (Cayman) Ltd.
                                                                           (manager of variable
                                                                           capital investment
                                                                           companies)
                                                                  o        Until October 2002,
                                                                           President and CEO, FRIC
                                                                           and RIF
                                                                  o        Until January 2005,
                                                                           Chairman of the Board, RFD
                                                                           and FRIMCo
---------------------------- ---------------- ------------------- --------------------------------- ------------ -------------------
---------------------------- ---------------- ------------------- --------------------------------- ------------ -------------------

---------------------------- ---------------- ------------------- --------------------------------- ------------ -------------------
---------------------------- ---------------- ------------------- --------------------------------- ------------ -------------------
*Michael J.A. Phillips,       Trustee          Appointed until    o        Chairman of the Board,       39              None
Born January 20, 1948         Since 2002       successor is duly           FRC
                                               elected and        o        1990 - 2003,
909 A Street                                   qualified.                  President, FRC
Tacoma, Washington                                                o        1993 - 2003, CEO, FRC
98402-1616                                                        o        Trustee, FRIC and RIF
                                                                  o        Director, FRTC; Frank
                                                                           Russell Investments
                                                                           (Suisse) S.A. (global
                                                                           investment services);
                                                                           Frank Russell Company
                                                                           Limited (consultant to
                                                                           institutional investors in
                                                                           Europe and the UK)
                                                                  o        Chairman of the Board
                                                                           and President, Russell
                                                                           20-20 Association; and
                                                                           Frank Russell Investments
                                                                           (Delaware), Inc. (general
                                                                           partner in various limited
                                                                           partnerships ("FRIDI"))
---------------------------- ---------------- ------------------- --------------------------------- ------------ -------------------


* Each of Messrs. Anderson and Phillips is also an officer and/or director of one or more an affiliates of FRIC and RIF and is therefore an interested trustee.





                                 Position(s)                                                        No. of
                                  Held With                                                     Portfolios in
                                  Fund and                                                       Russell Fund         Other
                                  Length of                         Principal Occupation(s)        Complex        Directorships
                                    Time                                  During the             Overseen by          Held
      Name, Age, Address           Served      Term of Office            Past 5 Years              Trustee         by Trustee
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------

     INDEPENDENT TRUSTEES

-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
Paul E. Anderson,                 Trustee      Appointed until   o    1996 to present,                39             None
Born October 15, 1931             since 1984   successor is           President, Anderson
                                               duly                   Management Group LLC
                                               elected and            (private investments
909 A Street                                   qualified              consulting)
Tacoma, Washington
98402-1616
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------

-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
Kristianne Blake,                 Trustee      Appointed until   o    President,                      39        o    Trustee
Born January 22, 1954             since 2000   successor is           Kristianne                                     WM Group
                                               duly                   Gates Blake, P.S.                              of Funds
                                               elected and            (accounting services)                          (investment
909 A Street                                   qualified                                                             company);
Tacoma, Washington                                                                                              o    Director,
                                                                                                                     Avista Corp
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------

-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
Daniel P. Connealy                Trustee      Appointed until   o    June 2004 to                    39        o    Director,
Born June 6, 1946                 since        successor is           present, Senior Vice                           Gold Banc
                                  2003         duly                   President and Chief                            Corporation,
909 A Street                                   elected and            Financial Officer,                             Inc.
Tacoma, Washington                             qualified              Waddell & Reed
98402-1616                                                            Financial, Inc.
                                                                 o    2003, Retired
                                                                 o    2001 - 2003, Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Janus Capital Group Inc.
                                                                 o    1979 - 2001, Audit
                                                                      and Accounting Partner,
                                                                      PricewaterhouseCoopers
                                                                      LLP
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------

-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
Jonathan Fine                     Trustee      Appointed until   o    President and Chief             39             None
Born July 8, 1954                 since        successor is           Executive Officer,
                                  2004         duly                   United Way of King
909 A Street                                   elected and            County, WA
Tacoma, Washington                             qualified
98402-1616
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------

-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
Lee C. Gingrich,                  Trustee      Appointed until   o    Retired since 1995              39             None
Born October 6, 1930              since 1984   successor is
                                               duly
                                               elected and
909 A Street                                   qualified
Tacoma, Washington
98402-1616
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------

-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
Raymond P. Tennison, Jr.          Trustee      Appointed until   o    Currently,                      39             None
Born December 21, 1955            since 2000   successor is           President,
                                               duly                   Simpson Investment
                                               elected and            Company and several
909 A Street                                   qualified              additional subsidiary
Tacoma, Washington                                                    companies, including
98402-1616                                                            Simpson Timber Company,
                                                                      Simpson Paper Company
                                                                      and Simpson Tacoma
                                                                      Kraft Company

-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------

-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
Jack Thompson,                    Trustee      Appointed until   o    September 2003 to               39        Director, Sparx
Born March 21, 1949               since 2005   successor is           present, Independent                      Japan Fund
                                               duly elected           Board Chair and
909 A Street                                   and qualified          Chairman of the Audit
Tacoma Washington                                                     Committee, Sparx Japan
98402-1616                                                            Fund
                                                                 o    February 1999 to
                                                                      May 2003,
                                                                      President, Chief
                                                                      Executive
                                                                      Officer and Director,
                                                                      Berger Financial Group,
                                                                      LLC
                                                                 o    May 1999 to May
                                                                      2003,
                                                                      President and Trustee,
                                                                      Berger Funds
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------

-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
-------------------------------- ------------ ------------------ ------------------------------ --------------- ------------------
Julie W. Weston,                  Trustee      Appointed until   o    Retired since 2000              39             None
Born October 2, 1943              since 2002   successor is      o    1987 to 2000,
                                               duly                   Arbitrator,
                                               elected and            The American Arbitration
909 A Street                                   qualified              Association Commercial
Tacoma, Washington                                                    Panel
98402-1616                                                       o    1995 to 1999,
                                                                      Hearing
                                                                      Officer, University of
                                                                      Washington
                                                                 o    1987 to 2002,
                                                                      Director, Smith Barney
                                                                      Fundamental Value Fund


                                                                                                     No. of
                              Position(s)                                                        Portfolios in
                               Held With                                                          Russell Fund
                               Fund and                              Principal Occupation(s)        Complex            Other
         Name, Age,            Length of                                   During the             Overseen by    Directorships Held
          Address             Time Served      Term of Office             Past 5 Years              Trustee          by Trustee
--------------------------- ---------------- -------------------- ------------------------------ --------------- -------------------
--------------------------- ---------------- -------------------- ------------------------------ --------------- -------------------

     TRUSTEES EMERITUS
--------------------------- ---------------- -------------------- ------------------------------ --------------- -------------------
*George F. Russell, Jr.,     Trustee          Until resignation   o    Director Emeritus,              39             None
Born July 3, 1932            Emeritus and     or removal               Frank Russell Company
                             Chairman                                  (investment consultant
909 A Street                 Emeritus                                  to institutional
Tacoma, Washington           since 1999                                investors ("FRC")); and
98402-1616                                                             FRIMCo
                                                                  o    Chairman Emeritus,
                                                                       FRIC and RIF; Frank
                                                                       Russell Securities,
                                                                       Inc. (broker-dealer and
                                                                       investment advisor
                                                                       ("FRS")); Russell 20-20
                                                                       Association (non-profit
                                                                       corporation); and Frank
                                                                       Russell Trust Company
                                                                       (non-depository trust
                                                                       company ("FRTC"))
                                                                  o    Chairman, Sunshine
                                                                       Management Services,
                                                                       LLC (investment advisor)
--------------------------- ----------------- ------------------- ------------------------------ ---------------- ------------------

--------------------------- ----------------- ------------------- ------------------------------ ---------------- ------------------
Paul Anton, Ph.D.,           Trustee           Five year term     o    Retired since 1997              39              None
Born December 1, 1919        Emeritus                             o    Trustee of FRIC and
                             since 2003                                RIF Until 2002

909 A Street
Tacoma, Washington
98402-1616

--------------------------- ----------------- ------------------- ------------------------------ ---------------- ------------------

--------------------------- ----------------- ------------------- ------------------------------ ---------------- ------------------
--------------------------- ----------------- ------------------- ------------------------------ ---------------- ------------------
William E. Baxter,           Trustee           Five year term     o    Retired since 1986              39              None
Born June 8, 1925            Emeritus
                             since 2004                           o    Trustee of FRIC and
                                                                       RIF Until 2004
909 A Street
Tacoma, Washington
98402-1616

--------------------------- ----------------- ------------------- ------------------------------ ---------------- ------------------

--------------------------- ----------------- ------------------- ------------------------------ ---------------- ------------------
--------------------------- ----------------- ------------------- ------------------------------ ---------------- ------------------
Eleanor W. Palmer,           Trustee           Five year term     o    Retired since 1981              39              None
Born May 5, 1926             Emeritus                             o    Trustee of FRIC and
                             since 2004                                RIF Until 2004

909 A Street
Tacoma, Washington
98402-1616

--------------------------- ----------------- ------------------- ------------------------------ ---------------- ------------------

* Mr. Russell is also a director emeritus of one or more affiliates of FRIC and RIF.



                                  Position(s) Held                                       Principal Occupation(s)
          Name, Age,            With Fund and Length                                            During the
           Address                 of Time Served       Term of Office                         Past 5 Years
------------------------------- ---------------------- ------------------ -------------------------------------------------------

           OFFICERS
------------------------------- ---------------------- ------------------ -------------------------------------------------------
Cheryl Wichers                  Chief Compliance       Until successor    o        Chief Compliance Officer, FRIC
Born December 16, 1966          Officer since 2005     is chosen and      o        Chief Compliance Officer, RIF
                                                       qualified by       o        Chief Compliance Officer, FRIMCo
909 A Street                                           Trustees           o        April 2002-May 2005, Manager, Global
Tacoma, Washington                                                                 Regulatory Policy
98402-1616                                                                o        1998-2002, Compliance Supervisor, Russell
                                                                                   Investment Group

------------------------------- ---------------------- ------------------ -------------------------------------------------------
Greg J. Stark,                  President and Chief    Until successor    o        President and CEO, FRIC and RIF
Born May 3, 1968                Executive Officer      is chosen and      o        Chairman of the Board, President and CEO,
                                since 2004             qualified by                FRIMCo
909 A Street                                           Trustees           o        Chairman of the Board and President, RFD and
Tacoma, Washington                                                                 Russell Insurance Agency, Inc. (insurance agency
98402-1616                                                                         ("RIA"))
                                                                          o        Until 2004, Managing Director of Individual
                                                                                   Investor Services, FRC
                                                                          o        2000 to 2004, Managing Director, Sales and
                                                                                   Client Service, FRIMCo

------------------------------- ---------------------- ------------------ -------------------------------------------------------
Mark E. Swanson,                Treasurer and Chief     Until successor   o        Treasurer and Chief Accounting Officer, FRIC
Born November 26, 1963          Accounting Officer      is chosen and              and RIF
                                since 1998              qualified by      o        Director, Funds Administration, FRIMCo, FRTC
                                                        Trustees                   and RFD
                                                                          o        Treasurer and Principal Accounting Officer,
                                                                                   SSgA Funds
909 A Street
Tacoma, Washington
98402-1616
------------------------------- ---------------------- ------------------ -------------------------------------------------------
Thomas F. Hanly,                 Chief Investment       Until removed by  o        Chief Investment Officer, FRIC, RIF, FRC,
Born November 17, 1964           Officer since 2004     Trustees                   FRTC
                                                                          o        Director and Chief Investment Officer,
909 A Street                                                                       FRIMCo and RFD
Tacoma, Washington                                                        o        1999 to 2003, Chief Financial Officer, FRC,
98402-1616                                                                         FRIC and RIF
------------------------------- ---------------------- ------------------ -------------------------------------------------------
------------------------------- ---------------------- ------------------ -------------------------------------------------------
Karl J. Ege,                     Secretary and          Until removed by  o        General Counsel and Managing Director of Law
Born October 8, 1941             General Counsel        Trustees                   and Government Affairs, Secretary, FRC
                                 since 1994
909 A Street
Tacoma, Washington
98402-1616




                           TRUSTEE COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004


                                                                                                      TOTAL COMPENSATION FROM
                                   AGGREGATE         PENSION OR RETIREMENT      ESTIMATED ANNUAL         RIF AND RUSSELL
                                  COMPENSATION        BENEFITS ACCRUED AS         BENEFITS UPON            FUND COMPLEX
TRUSTEE                             FROM RIF         PART OF RIF EXPENSES          RETIREMENT            PAID TO TRUSTEES
-------                             --------         --------------------          ----------            ----------------

INTERESTED TRUSTEES
Lynn L. Anderson                   $      0                   $ 0                      $ 0                       $  0
Michael J. Phillips                $      0                   $ 0                      $ 0                       $  0
INDEPENDENT TRUSTEES
Paul E. Anderson                    $ 3,600                   $ 0                      $ 0                       $90,000
Kristianne Blake                    $ 3,560                   $ 0                      $ 0                       $89,000
Daniel P. Connealy                  $ 3,060                   $ 0                      $ 0                       $76,500
Jonathan Fine*                      $ 1,785                   $ 0                      $ 0                       $44,618
Lee C. Gingrich                     $ 3,440                   $ 0                      $ 0                       $86,000
Raymond P. Tennison, Jr.            $ 3,280                   $ 0                      $ 0                       $82,000
Jack Thompson**                          $0                   $ 0                      $ 0                        $ 0
Julie W. Weston                     $ 3,240                   $ 0                      $ 0                       $81,000
TRUSTEES EMERITUS
George F. Russell, Jr.             $      0                   $ 0                      $ 0                       $  0
Paul Anton, PhD.                    $ 1,664                   $ 0                      $ 0                       $41,600
William E. Baxter***                $ 2,017                   $ 0                      $ 0                       $50,417
Eleanor W. Palmer****               $ 2,511                   $ 0                      $ 0                       $62,766


*    Mr. Fine was elected to the Board of Trustees  effective  May 24, 2004.
**   Mr. Thompson was elected to the Board of Trustees effective June 1, 2005
***  Mr. Baxter was elected Trustee Emeritus effective March 2, 2004.
**** Ms. Palmer was elected Trustee Emeritus effective May 26, 2004.

                EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES
                  FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004



                                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                             SECURITIES IN ALL REGISTERED
                                                                                           INVESTMENT COMPANIES OVERSEEN BY
                                                                                                TRUSTEES IN RUSSELL FUND
                                                 DOLLAR RANGE OF EQUITY                                COMPLEX
TRUSTEE                                           SECURITIES IN EACH FUND
INTERESTED TRUSTEES


Lynn L. Anderson                 Multi-Style Equity Fund         over $100,000                       over $100,000
                                 Aggressive Equity Fund          $50,001 - $100,000
                                 Non-U.S. Fund                   over $100,000
                                 Real Estate Securities Fund     $50,001 - $100,000
                                 Core Bond Fund                  over $100,000

Michael J. Phillips              Multi-Style Equity Fund         $10,001 - $50,000                   $50,001-$100,000
                                 Aggressive Equity Fund          $1 - $10,000
                                 Non-U.S. Fund                   $10,001 - $50,000
                                 Real Estate Securities Fund     $1 - $10,000
                                 Core Bond Fund                  $10,001 - $50,000
INDEPENDENT TRUSTEES
Paul E. Anderson*                 None                                                               over $100,000
Kristianne Blake                  None                                                               over $100,000
Daniel P. Connealy                None                                                               over $100,000
Jonathan Fine                     None                                                               over $100,000
Lee C. Gingrich                   None                                                               over $100,000
Raymond P. Tennison, Jr.          None                                                               over $100,000
Jack Thompson**                   None                                                               None
Julie W. Weston                   None                                                               $50,001 - $100,000
TRUSTEES EMERITUS
George F. Russell, Jr.            None                                                               over $100,000
Paul Anton, Ph.D.                 None                                                               $50,001-$100,000
William E. Baxter                 None                                                               $1-$10,000
Eleanor W. Palmer                 None                                                               None

*On January 7, 2005, Mr. Paul Anderson purchased over $100,000 of a Fund in the Russell Fund Complex.
** Mr. Thompson was elected to the Board of Trustees effective June 1, 2005.

                                OPERATION OF RIF

Service Providers. Most of RIF's necessary day-to-day operations are performed by separate business organizations under contract to RIF. The principal service providers are:

Consultant and Trade Placement Agent      Frank Russell Company

Manager and Transfer and Dividend         Frank Russell Investment Management
  Disbursing Agent                                 Company

Money Managers                            Multiple professional discretionary
                                                   investment management
                                                   organizations

Custodian and Portfolio                   State Street Bank and Trust Company
  Accountant

Distributor                               Russell Fund Distributors, Inc.

Consultant. FRC, the corporate parent of FRIMCo, was responsible for organizing and reorganizing RIF and provides ongoing consulting services, described in the Prospectus, and trade placement services to RIF and FRIMCo. FRIMCo does not pay FRC an annual fee for consulting services.

FRC provides comprehensive consulting and money manager evaluation services to institutional clients, including FRIMCo and Frank Russell Trust Company. FRC also provides: (i) consulting services for international investment to these and other clients through its International Division and certain of its wholly owned subsidiaries, (ii) investment account and portfolio evaluation services to corporate pension plan sponsors and institutional money managers, through its Russell/Mellon Analytical Services, Inc. joint venture, and (iii) trade placement services on behalf of FRIMCo and other wholly-owned subsidiaries.

As affiliates, FRC and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIF, is the Chairman Emeritus of FRC. FRIMCo is a wholly owned subsidiary of FRC.

FRC is a subsidiary of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Manager. FRIMCo provides or oversees the provision of all general management and administration and investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. FRIMCo, with the assistance of FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties, such as the money managers and custodian.

Except for money market funds, FRIMCo allocates most of each Fund's assets to multiple money managers. FRIMCo exercises investment discretion over the portion of each Fund's assets that FRIMCo determines not to allocate to the money managers and for each Fund's cash reserves by selecting the individual portfolio securities for those portions of assets. FRIMCo may also directly manage portions of a Fund during transitions between money managers.

FRIMCo selects, subject to the approval of the Fund's Board, money managers for the Funds, allocates Fund assets among the money managers, oversees the money managers and evaluates their performance results. The Funds' money managers select the individual portfolio securities for the assets assigned to them and either FRIMCo or the money manager arranges for execution of portfolio securities transactions. (See, "Investment Policies---Cash Reserves.")

FRIMCo, as agent for RIF, pays the money managers' fees for the Funds, as a fiduciary for the Funds, out of the management fee paid by the Funds to FRIMCo. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses.

Each of the Funds pays an annual management fee to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds.

In addition to the advisory and administrative fees payable by the Funds to FRIMCo, each Fund that invests its cash reserves or collateral received in securities lending transactions in one or more of Frank Russell Investment Company's money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund's operating expenses, which include the advisory and administrative fees that such money market fund pays to FRIMCo. Currently, the cash reserves and collateral for all Funds are invested in Frank Russell Investment Company's Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to FRIMCo on the uninvested cash balances and collateral invested in Frank Russell Investment Company's Money Market Fund is 0.10% (net of fee waivers and reimbursements).

The following Funds paid FRIMCo the following management fees before waivers and/or reimbursements, for the years ended December 31, 2004, 2003 and 2002:



                                                                                                    Annual rate
Fund                                                     $Amount Paid                      (as a % of average daily net
----                                                                                                  assets)
                                       --------------------------------------------------  ----------------------------
                                       ---------------- ---------------- ----------------

                                              2004          2003          2002            2004            2003        2002
                                              ----          ----          ----            ----            ----        ----
Multi-Style Equity                        $2,419,030     $1,879,104     $1,773,562          0.78%           0.78%       0.78%
Aggressive Equity                          1,676,542     1,168,024       1,010,973          0.95            0.95        0.95
Non-U.S.                                   2,142,466     1,500,633       1,418,761          0.95            0.95        0.95
Real Estate Securities                     2,572,602     1,662,137       1,198,281          0.85            0.85        0.85
Core Bond                                   957,697        881,636        719,862           0.60            0.60        0.60


FRIMCo has contractually agreed to waive a portion of its management fee for each Fund, up to the full amount of its fee, to the extent the Fund's operating expenses exceed specified limits imposed by FRIMCo on an annual basis. Additionally, FRIMCo has contractually agreed to reimburse each Fund for all remaining expenses, after fee waivers, that still exceed their respective expense caps. These arrangements are not part of the Management Agreement with RIF and may be changed or discontinued.

The expense caps and waivers as of December 31, 2002 were as follows:

                        EXPENSE CAP   MANAGEMENT       REIMBURSED TOTAL EXPENSE
                                      FEES WAIVED      BY FRIMCo    REDUCTION

Multi-Style Equity             0.92%    $152,437        --          $152,437
Aggressive Equity              1.25      112,476        --           112,476
Non-U.S.                       1.30      265,864        --           265,864
Real Estate Securities         1.15           --        --                --
Core Bond                      0.80        2,766        --             2,766

The expense caps and waivers as of December 31, 2003 were as follows:

                        EXPENSE CAP   MANAGEMENT       REIMBURSED TOTAL EXPENSE
                                      FEES WAIVED      BY FRIMCo    REDUCTION
Multi-Style Equity             0.87%    $175,964        --          $175,964
Aggressive Equity              1.05      246,667        --           246,667
Non-U.S.                       1.15      399,145        --           399,145
Real Estate Securities         1.10           --        --                --
Core Bond                      0.70      109,619        --           109,619

The expense caps and waivers as of December 31, 2004 were as follows:

                        EXPENSE CAP   MANAGEMENT       REIMBURSED TOTAL EXPENSE
                                      FEES WAIVED      BY FRIMCo    REDUCTION
Multi-Style Equity             0.87%    $42,289         --          $42,289
Aggressive Equity              1.05     215,126         --          215,126
Non-U.S.                       1.15     287,356         --          287,356
Real Estate Securities         1.10          --         --               --
Core Bond                      0.70      52,142         --           52,142

For the Multi-Style Equity Fund, FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.87% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.87% of the average daily net assets on an annual basis. As a result of the waivers and/or reimbursements, the Fund paid management fees of $1,621,125, $1,703,140 and $2,376,118 for the fiscal years ended December 31, 2002, 2003 and 2004, respectively.

For the Aggressive Equity Fund, FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.05% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.05% of the average daily net assets on an annual basis. As a result of the waivers and/or reimbursements, the Fund paid management fees of $898,497, $921,357 and $1,460,557 for the fiscal years ended December 31, 2002, 2003 and 2004, respectively.

For the Non-U.S. Fund, FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.15% of the average daily net assets on an annual basis. As a result of the waivers and/or reimbursements, the Fund paid management fees of $1,152,897, $1,101,488 and $1,855,111 for the fiscal years ended December 31, 2002, 2003, and 2004, respectively.

For the Real Estate Securities Fund, FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.10% of the average daily net assets on an annual basis. As a result of the waivers and/or reimbursements, the Fund paid management fees of $1,198,281, $1,662,137 and $2,570,164 for the fiscal years ended December 31, 2002, 2003 and 2004, respectively.

For the Core Bond Fund, FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.70% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.70% of the average daily net assets on an annual basis. As a result of the waivers and/or reimbursements, the Fund paid management fees of $717,096, $772,017 and $905,555 for the fiscal years ended December 31, 2002, 2003 and 2004, respectively.

From its management fees, FRIMCo, as agent for RIF, pays all fees to the money managers for their investment selection services. The table in the next section entitled "Money Managers" sets forth the fees paid to money managers. The following table sets forth the net management fees retained by FRIMCo:



                                                                                                    Annual rate
Fund                                                     $Amount Paid                      (as a % of average daily net
----                                                                                                  assets)
                                       --------------------------------------------------  ----------------------------
                                       ---------------- ---------------- ----------------
                                            2004             2003             2002           2004       2003       2002
                                            ----             ----             ----           ----       ----       ----
Multi-Style Equity                       $1,801,351       $1,445,204       $1,352,358        0.58%      0.60%     0.59%
Aggressive Equity                           945,058          666,919          584,965        0.54       0.54       0.55
Non-U.S.                                  1,488,392        1,033,805          958,587        0.66       0.65       0.64
Real Estate Securities                    1,837,412        1,173,435          836,486        0.61       0.60       0.59
Core Bond                                   772,541          700,677          563,211        0.48       0.48       0.47

FRIMCo is a wholly-owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

Portfolio Managers. The FRIMCo Managers (FRIMCo's officers and employees who manage the Funds, oversee the money managers and have primary responsibility for the management of the Funds) are compensated by FRIMCo with salaries, bonuses (paid in cash), profit sharing contributions and a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Bonuses are based on the FRIMCo Manager's managed accounts previous fiscal year's pre-tax performance, which performance is measured both quantitatively (evaluated based on the performance of the accounts versus relevant market indexes and peer groups, with both 1 and 3-year horizons included) and qualitatively (evaluated based on the FRIMCo Manager's quality of decisions made for the accounts, contributions to client services efforts and improvement of FRIMCo's investment process). Bonus determinations are made based on performance of all accounts managed by a FRIMCo Manager taking into consideration the number of accounts and the assets under management in each account. The market indexes and peer group averages used to evaluate the performance of the Funds are as follows:

------------------------------------------ -------------------------------------
Multi-Style Equity                         Russell 1000 Index
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Aggressive Equity                          Russell 2500 Index
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Non-U.S.                                   MSCI EAFE Index
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Real Estate Securities                     NAREIT Equity REIT Index
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Core Bond                                  Lehman Brothers Aggregate Bond Index
------------------------------------------ -------------------------------------

Portfolio manager evaluations are conducted by asset class directors. Salary and bonus recommendations of the asset class directors are reviewed by the regional chief investment officers. Russell's compensation committee approves salaries and bonuses after the regional chief investment officers' recommendations have been reviewed by the Chief Investment Officer.

Profit-sharing contributions are made quarterly and are calculated as a percentage of the FRIMCo Manager's salary. The percentage is fixed and is the same for all FRIMCo employees who receive profitsharing contributions.

The long-term incentive plan provides for future cash payments the value of which is tied to FRC's financial performance. Awards under the long-term incentive plan are based on perceived expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a FRIMCo Manager's manager and approved by senior executives.

FRIMCo Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the FRIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of those Funds selected by the FRIMCo Manager.

      EQUITY SECURITIES BENEFICIALLY OWNED BY FRIMCO MANAGERS IN THE FUNDS
             THEY MANAGE FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

    --------------------------- ------------------------------------------------


                                                  DOLLAR RANGE OF EQUITY
            FRIMCO MANAGERS                  SECURITIES IN THE FUNDS MANAGED
             OF THE FUNDS                         BY THE FRIMCO MANAGER
    --------------------------- ------------------------------------------------
    --------------------------- ------------------- ----------------------------
    Bruce A. Eidelson            $10,001 - $50,000  Real Estate Securities Fund
    --------------------------- ------------------- ----------------------------
    --------------------------- ------------------- ----------------------------
    James A. Jornlin             None               Non-U.S. Fund
    --------------------------- ------------------- ----------------------------
    --------------------------- ------------------- ----------------------------
    Erik W. Ogard                None               Aggressive Equity Fund
    --------------------------- ------------------- ----------------------------
    --------------------------- ------------------- ----------------------------
    Dennis J. Trittin            $50,001 - $100,000 Multi-Style Equity Fund
    --------------------------- ------------------- ----------------------------

  EQUITY SECURITIES BENEFICIALLY OWNED BY A FRIMCO MANAGER IN THE FUND
       HE WILL MANAGE BEGINNING APRIL 29, 2005

    -------------------------------- -------------------------------------------

            FRIMCO MANAGER
         OF THE CORE BOND FUND                DOLLAR RANGE OF EQUITY
               BEGINNING          SECURITIES AS OF FEBRUARY 28, 2005 IN THE FUND
            APRIL 29, 2005             TO BE MANAGED BY THE FRIMCO MANAGER
    -------------------------------- --------------------------------
    -------------------------------- ----------- --------------------
    Michael Ruff                      None       Core Bond Fund
    -------------------------------- ----------- --------------------


                                OTHER ACCOUNTS MANAGED BY FRIMCO MANAGERS
                               AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS
                                         AS OF DECEMBER 31, 2004
------------------ --------------- --------------- --------------- ---------------- --------------- --------------- ---------------
FRIMCo             Number of       Assets Under    Number of       Assets Under     Other Types     Assets Under    Asset Total
Manager            Registered      Management      Pooled          Management       of Accounts     Management      (in millions)
                   Investment      (in millions)   Investment      (in millions)                    (in millions)
                   Companies                       Vehicles
------------------ --------------- --------------- --------------- ---------------- --------------- --------------- ---------------
------------------ --------------- --------------- --------------- ---------------- --------------- --------------- ---------------
Bruce A. Eidelson        1            $1,384.7           2             $122.9             0              N/A           $1,507.6
------------------ --------------- --------------- --------------- ---------------- --------------- --------------- ---------------
------------------ --------------- --------------- --------------- ---------------- --------------- --------------- ---------------
James A. Jornlin         2            $3,588.3           5            $6,417.7            1             $158.2        $10,164.2
------------------ --------------- --------------- --------------- ---------------- --------------- --------------- ---------------
------------------ --------------- --------------- --------------- ---------------- --------------- --------------- ---------------
Erik W. Ogard            2            $1,835.2           5            $4,096.8            2             $578.4         $6,510.4
------------------ --------------- --------------- --------------- ---------------- --------------- --------------- ---------------
------------------ --------------- --------------- --------------- ---------------- --------------- --------------- ---------------
Dennis J. Trittin        2            $3,205.5           3            $5,409.6            1             $909.8         $9,524.9
------------------ --------------- --------------- --------------- ---------------- --------------- --------------- ---------------

* These accounts represent separate accounts that are part of Russell Managed Portfolios, a managed accounts program.


                                OTHER ACCOUNTS MANAGED BY FRIMCO MANAGERS
                               AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS
                                         AS OF FEBRUARY 28, 2005
------------------ --------------- --------------- --------------- ---------------- --------------- --------------- ---------------
FRIMCo             Number of       Assets Under    Number of       Assets Under     Other Types     Assets Under    Asset Total
Manager            Registered      Management      Pooled          Management       of Accounts     Management      (in millions)
                   Investment      (in millions)   Investment      (in millions)                    (in millions)
                   Companies                       Vehicles
------------------ --------------- --------------- --------------- ---------------- --------------- --------------- ---------------
------------------ --------------- --------------- --------------- ---------------- --------------- --------------- ---------------
Michael Ruff             2            $1,443.0           2             $776.1             2            $1,072.7        $3,291.8
------------------ --------------- --------------- --------------- ---------------- --------------- --------------- ---------------


Money Managers. The Funds' money managers are not affiliates of RIF or FRIMCo, other than as discretionary managers for all or a portion of a Fund's portfolio, except some money managers (and their affiliates) may effect brokerage transactions for the Funds (see, "Brokerage Allocations" and "Brokerage Commissions"). Money managers may serve as advisers or discretionary managers for Frank Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization.

From its management fees, FRIMCo, as agent for RIF, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the fiscal years ended December 31, 2004, 2003 and 2002, management fees paid to the money managers were:



                                                                                                    Annual rate
Fund                                                     $Amount Paid                      (as a % of average daily net
----                                                                                                  assets)
                                       --------------------------------------------------  ----------------------------
                                       ---------------- ---------------- ----------------
                                             2004           2003            2002             2004        2003        2002
                                             ----           ----            ----             ----        ----        ----
Multi-Style Equity                       $617,679       $433,900        $421,204             0.20%       0.18%       0.19%
Aggressive Equity                          731,484        501,105         426,008            0.41        0.41        0.40
Non-U.S.                                   654,074        466,828         460,174            0.29        0.30        0.31
Real Estate Securities                     735,190        488,702         361,795            0.24        0.25        0.26
Core Bond                                  185,156        180,959         156,651            0.12        0.12        0.13


Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after RIF has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may receive investment research prepared by FRC as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker-dealer affiliates.

Approval Of Management  Agreement.  The Board of Trustees,  including all of the
Independent Trustees, last considered and approved the continuation of the management agreement with FRIMCo and the portfolio management contract with each Money Manager at a meeting held on February 23, 2005. In connection with this review, the Board, with the advice and assistance of independent counsel, received and considered (1) information and reports prepared by FRIMCo relating to the services provided to the Funds by FRIMCo (and its affiliates) and each Money Manager and (2) information received from an independent, nationally recognized provider of investment company information comparing the performance of the Funds and their operating expenses over various periods of time with other peer funds ("Comparable Funds") not managed by FRIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds (collectively, the "Agreement Renewal Information").

In evaluating the management agreement and the portfolio management contracts, the Board considered that the Funds, in employing a manager of managers method of investment for each Fund, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, a management fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the manager's style and investment philosophy. All Funds have multiple Money Managers.

The Board considered that FRIMCo (rather than any Money Manager) is responsible under the management agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund have been allocated among multiple Money Managers.

FRIMCo is responsible for selecting Money Managers for each Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for a Fund in effect performs the functions of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by FRIMCo in accordance with the Fund's applicable investment objective, policies and restrictions (each, a "segment"). FRIMCo is responsible for communicating performance expectations and evaluations to each Money Manager; supervising compliance by each Money Manager with each Fund's investment objectives and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, FRIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on FRIMCo's research and analysis, such actions are appropriate. FRIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for a Fund in a complementary manner. Therefore, FRIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. The performance of individual Money Managers for a Fund may reflect the roles assigned to them by FRIMCo in the Fund's investment activities and any constraints placed by FRIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Fund reflects in great part the performance of FRIMCo in designing the Fund's investment program, structuring Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board also considered that the prospectus for the Funds emphasizes to investors FRIMCo's role as the principal investment manager for each Fund, rather than the investment selection role of the Fund's Money Managers, and describes the manner in which such Funds operate so that investors may take the information into account when deciding to purchase shares of any such Fund.

In addition to these general factors relating to the manager of managers structure of the Funds, the Trustees considered, with respect to each such Fund, various specific factors on the basis of the Agreement Renewal Information in evaluating renewal of the management agreement with FRIMCo, including the following:

         1. The nature, scope and quality of the services provided to the Fund by FRIMCo;

         2. The management fee paid by the Fund to FRIMCo and the fact that it encompasses all investment management fees paid by the Fund, including the fees for any Money Managers of such Fund;

         3. Information provided by FRIMCo as to other fees and benefits received by FRIMCo or its affiliates from the Fund, including administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

         4. Information provided by FRIMCo as to investment management fees paid by Comparable Funds;

         5. Information provided by FRIMCo as to expenses incurred by the Fund and Comparable Funds;

         6. Information provided by FRIMCo as to the profits that FRIMCo derives from its mutual fund operations generally and from the Fund; and

         7. The importance of supporting quality, long-term service by FRIMCo to help achieve the Fund's investment performance, including the continuing need of FRIMCo to retain and attract qualified investment and service professionals to serve the Fund.

In evaluating the various factors, the Board took into account the particular objectives and attributes of the manager of managers structure, including its impact on Fund performance, operating expenses and FRIMCo's profitability.

The Board also considered the special expertise of FRIMCo with respect to the manager of managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace FRIMCo on comparable terms given the need to conduct the manager of managers, multi-style strategy of such Fund selected by its shareholders in purchasing their shares.

The Trustees in evaluating the renewal of each portfolio management contract with each Money Manager considered various specific factors, including the following:

         1. Assessments provided by FRIMCo as part of the Agreement Renewal Information as to the performance of the Money Manager, including FRIMCo's evaluation of the Money Manager's performance in light of FRIMCo's expectations and any constraints placed upon the Money Manager by FRIMCo in the selection of securities for each Fund segment under its management;

         2. FRIMCo's determination that continuation of the Money Manager's services would facilitate FRIMCo's conduct of a Fund's investment program and information as to the impact of the Money Manager's segment upon the performance of the Fund as a whole;

         3. The fact that the Money Manager's fees are paid by FRIMCo from its fees under the management agreement rather than by a Fund; the interest of FRIMCo in negotiating and renegotiating reasonable fees with Money Managers; the strategy utilized by FRIMCo generally in negotiating and renegotiating fees with Money Managers; and the generally favorable relationships between investment management fees negotiated by FRIMCo with Money Managers and the published standard rates of such Money Managers (taking into account that the published rates may cover administrative services not needed by a Fund); and

         4. FRIMCo's belief that the Money Manager's fees, as proposed at the meeting, are competitive and reasonable; Agreement Renewal Information as to the aggregate investment management fees paid by each Fund; and FRIMCo's belief that the aggregate investment management fees paid by each Fund are competitive and reasonable.

Based on all of the factors described above and such other considerations and information as it deemed relevant, the Board determined that the renewal of the management agreement and each of the portfolio management contracts would be in the best interests of each Fund and its shareholders and, on that basis, approved their renewals.

Distributor. Russell Fund Distributors, Inc. serves as the distributor of RIF Shares. The distributor receives no compensation from RIF for its services. The distributor distributes shares of the Funds continuously but reserves the right to suspend or discontinue distribution on that basis. The distributor is not obligated to sell any specific amount of Fund shares. The distributor is a wholly owned subsidiary of FRIMCo and its mailing address is: 909 A Street, Tacoma, WA 98402.

Custodian And Portfolio Accountant. State Street Bank and Trust Company ("State Street") serves as the custodian for RIF. State Street also provides basic portfolio recordkeeping required for each of the Funds for regulatory and financial reporting purposes. For these services, State Street is paid the following annual fees, which will be billed and payable on a monthly basis:

CUSTODY:

Domestic Custody
     o    First $10 billion in average daily net assets - 0.005%; and
     o    Over $10 billion - 0.004%.

Global Custody
     o First $1 billion in month end net assets - 0.06% - 0.35% depending on the geographic classification of the investments in the international funds;
     o Over $1 billion - 0.03% - 0.35% depending on the geographic classification of the investments in the international funds; and
     o A transaction charge ranging from $20 - $110 depending on the geographic classification of the investments in the international funds.

All Custody
     o Portfolio transaction charges range from $5.00 - $25.00 depending on the type of transaction;
     o    Futures and Options charges are $5.00;
     o    Monthly pricing fees of $375.00 per portfolio and $8.25 per security;
     o    Annual fee per Fund using fair valuation pricing service of $4,000;
     o    On-line access charges of $2,500 per Fund; and
     o Reimbursement of out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. In addition, interest earned on cash reserves will be used to offset the Funds' custodian expense.

FUND ACCOUNTING (subject to minimum fund accounting fee per Fund of $30,000):

Domestic Fund Accounting
     o    $7,500 per portfolio; and
     o    0.0125% of average daily net assets.

International  Fund  Accounting
     o    $7,500 per portfolio per year; and
     o    0.002% of month end net assets.

Yield calculation services
     o    $4,200 per fixed income Fund.

Tax accounting services
     o    $3,000 per Fund annually;
     o    Wash sales $1,000 per Fund annually; and
     o Qualified dividend income reporting $500 per Fund (for up to 3 reports per Fund in calendar year).

The mailing address for State Street Bank and Trust Company is: 1776 Heritage Drive, North Quincy, MA 02171.

Transfer And Dividend Disbursing Agent. FRIMCo serves as the Transfer and Dividend Disbursing Agent for RIF. For this service, FRIMCo is paid a per account fee for transfer agency and dividend disbursing services provided to RIF. FRIMCo retains a portion of this fee for its services provided to RIF and pays the balance to unaffiliated agents who assist in providing these services. FRIMCo's mailing address is: 909 A Street, Tacoma, WA 98402.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of RIF. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with standards of the Public Company Accounting Oversight Board and review of tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.

Codes Of Ethics. RIF, FRIMCo and the Distributor have each adopted a Code of Ethics as required under SEC Rule 17j-1. These Codes permit personnel subject to the Codes to invest in securities, which may include securities in which the Funds can invest. Personal investments are subject to the regulatory and disclosure provisions of the respective Codes. In addition, each Money Manager has adopted a Code of Ethics under Rule 17j-1. The table below indicates whether each Money Manager's Code of Ethics permits personnel covered by the Code to invest in securities and, where appropriate, to invest in securities in which a Fund advised by that Money Manager may invest.



------------------------------ ----------------------- ---------------------------------------- -------------------------------
                                                                                                    Does the code contain
                                 Personal investing    Are investments in securities owned by        all of the required
        MONEY MANAGER                 allowed?             the advised sub-trust allowed?           Rule 17j-1 provisions?
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
AEW Management and Advisors,   Yes                     No                                       Yes
L.P.
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Alliance Capital Management    Yes                     Yes, but not in securities with          Yes
L.P.  through its Bernstein                            pending or possible  client buy or sell
Investment Research and                                orders
Management Unit
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
AQR Capital Management, LLC    Yes                     Yes, unless the securities are on a      Yes
                                                       restricted list
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Ark Asset Management Co.,      Yes                     Yes, but not in securities with          Yes
Inc.                                                   pending or possible client buy or sell
                                                       orders
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Bear Stearns Asset             Yes                     Yes, subject to blackout periods         Yes
Management Inc.
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
CapitalWorks Investment        Yes                     Yes, but not in securities with          Yes
Partners, LLC                                          pending or possible client buy or sell
                                                       orders
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
David J. Greene and Company,   Yes                     Yes                                      Yes
LLC
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
DePrince, Race & Zollo, Inc.   Yes                     Yes, but not in securities with          Yes
                                                       pending or possible client buy or sell
                                                       orders
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Fidelity Management &          Yes                     Yes, but cannot purchase closed-end      Yes
Research Company                                       funds for which Fidelity performs
                                                       pricing and bookkeeping, securities of
                                                       certain broker-dealers or interests in
                                                       hedge funds and investment clubs
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Geewax, Terker & Company       Yes                     Yes, but not in securities with          Yes
                                                       pending or possible client buy or sell
                                                       orders
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Goldman Sachs Asset            Yes                     Yes, but not in securities with          Yes
Management, L.P.                                       pending or possible client buy or sell
                                                       orders
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Gould Investment Partners LLC  Yes                     Yes                                      Yes
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Heitman Real Estate            Yes                     Yes, but not in securities with          Yes
Securities LLC                                         pending or possible client buy or sell
                                                       orders
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Institutional Capital          Yes                     No                                       Yes
Corporation
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
INVESCO Institutional          Yes                     Yes, but not in securities on a          Yes
(N.A.), Inc., through its                              restricted list
INVESCO Real Estate Division
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Jacobs Levy Equity             Yes                     Yes, but not in securities with          Yes
Management, Inc.                                       pending or possible client buy or sell
                                                       orders
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Montag & Caldwell, Inc.        Yes                     Yes, but not in securities on a          Yes
                                                       Restricted Stock List
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Nicholas-Applegate Capital     Yes                     Yes, but not in securities that have     Yes
Management LLC                                         been purchased or sold by a client
                                                       within the last 3 days or with pending
                                                       or possible client buy or sell orders
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Pacific Investment             Yes, but must use a     Yes, but not in securities with          Yes
Management Company, LLC        registered broker for   pending or possible client buy or sell
                               transactions in         orders
                               publicly traded
                               securities
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
RREEF America L.L.C.           Yes                     Yes, but transactions in securities      Yes
                                                       with pending or possible client buy or
                                                       sell orders require prior approval
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
The Boston Company Asset       Yes                     Yes, but not in securities with          Yes
Management, LLC                                        pending or possible client buy or sell
                                                       orders, also, certain persons may not
                                                       purchase securities issued by
                                                       financial services organizations
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
TimesSquare Capital            Yes                     Yes, but not in securities with          Yes
Management, Inc.                                       pending or possible client buy or sell
                                                       orders
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Turner Investment Partners,    Yes                     Yes, but not in securities in which      Yes
Inc.                                                   the adviser has a long or short
                                                       position or with pending or possible
                                                       client buy or sell orders
------------------------------ ----------------------- ---------------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------------- -------------------------------
Wellington Management          Yes                     Yes, subject to blackout periods         Yes
Company, LLP
------------------------------ ----------------------- ---------------------------------------- -------------------------------

Fund Expenses. The Funds will pay all their expenses other than those expressly assumed by FRIMCo. The principal expense of the Funds is the annual management fee payable to FRIMCo. The Funds' other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, fund accounting, tax accounting, dividend disbursement, state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; deferred organizational expenses; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIF to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets.

FRIMCo may, from time to time, contractually agree to waive or reimburse Fund expenses in excess of certain limits on an annualized basis. These limits may be changed or rescinded at any time to certain of the Funds (see the Prospectus for further detail).

Valuation Of Fund Shares. The net asset value per share is calculated for each Fund on each business day in which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange ("NYSE") is open for regular trading. Currently, the Exchange is open for trading every weekday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Net asset value per share is computed for each Fund by dividing the current value of the Fund's assets less liabilities by the number of Shares of the Fund outstanding and rounding to the nearest cent.

The Non-U.S. Fund's portfolio securities actively trade on foreign exchanges, which may trade on Saturdays and on days that the Fund does not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless FRIMCo determines that a particular event would materially affect the net asset value.

Valuation Of Portfolio Securities. With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. Equity securities traded over-the-counter ("OTC") are valued on the basis of official closing price. Fixed-income securities are valued on the basis of the closing bid price, and options and futures contracts are valued on the basis of last sale price or settlement price for futures.

Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

International equity securities traded on a national securities exchange or OTC are valued on the basis of official closing price.

Short-term securities maturing within 60 days at time of purchase held by the non-money market Funds are also valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to FRIMCo to administer. Market quotations for non-US securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in US market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-US markets on which such securities are traded. If you hold Shares in a Fund that holds portfolio securities listed primarily on non-US exchanges, the net asset value of that Fund's Shares may change on a day when you will not be able to purchase or redeem that Fund's Shares. This is because the value of those portfolio securities may change on weekends or other days when that Fund does not price its Shares.

Portfolio Transaction Policies. Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. However, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their money managers.

The portfolio turnover rates for certain multi-manager Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Decisions to buy and sell securities for each Fund are made by a money manager independently from other money managers. Thus, one money manager could decide to sell a security when another money manager for the same Fund decides to purchase the same security, thereby increasing the Fund's portfolio turnover ratios and brokerage commissions. The Funds' changes of money managers may also result in a significant number of portfolio sales and purchases, as the new money manager restructures the former money manager's portfolio.

The Funds do not give  significant  weight to attempting  to realize  long-term,
rather  than  short-term,   capital  gains  when  making  portfolio   management
decisions.

Proxy Voting Policies and Procedures. The Board has delegated the FRIMCo, as RIF's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. FRIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). FRIMCo has also hired a third party service provider to serve as proxy administrator ("Administrator"), although FRIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of FRIMCo's clients and to enable the Committee to resolve any material conflicts of interest between the Funds on the one hand, and FRIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, such as issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines.

The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.

     o Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.

     o In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care; against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness; and for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

     o In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company's articles of association, procedures, processes and/or other company documents unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions and corporate restructuring proposals; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification; and against management proposals to require a
          supermajority   shareholder   vote  to  approve   charter   and  bylaw
          amendments.

     o In regards to changes to a company's capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of. If the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.

     o Generally, proxies are voted for executive and director stock option plans unless the Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.

     o In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political or environmental proposals, proxies will be registered as abstentions.

Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.

Information  on how the Funds voted  proxies  relating to  portfolio  securities
during  the  most  recent   12-month  period  ended  June  30  is  available  at
http://www.russell.com and on the SEC's website at http://www.sec.gov.

Portfolio Turnover Rate. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to money manager changes, market volatility, and duration of portfolio investments.

The portfolio turnover rates for the last three years for each Fund were:

                           Year Ended         Year Ended          Year Ended
                       December 31, 2004  December 31, 2003    December 31, 2002
Multi-Style Equity            123.29%            107.67%               145.90%
Aggressive Equity             150.26             138.95               139.24
Non-U.S.                       73.45              50.29                60.98
Real Estate Securities         47.21              38.84                55.43
Core Bond                     216.23             232.64               207.60

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities (see "Taxes").

Disclosure Of Portfolio Holdings. The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees.

Disclosure of a Fund's portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board of Trustees, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.

Public Disclosures of Portfolio Holdings Information

Disclosure of a Fund's complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make these reports available on their website, www.russell.com.
Disclosure of a Fund's top ten portfolio holdings as of the last day of each month will be available on the Fund's website approximately 30 calendar days after the end of such month.

From time to time rating and ranking organizations such as Standard & Poor's and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Fund. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.

Portfolio  managers  and other  senior  officers  of the Funds may  disclose  or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.

Non-Public Disclosures of Portfolio Holdings Information

FRIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds' portfolios and receipt of relevant research. FRIMCo and the money managers of the funds may periodically distribute a list of the issuers and securities which are covered by their research department as of a particular date, but in no case will such a list identify an issuer's securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes. In addition, the Funds' custodian generates daily portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. ("CTI"), GCOM2 Solutions, Inc. ("GSI"), and Institutional Shareholder Services, Inc. ("ISS") provide performance reporting services, tax filing services, and proxy voting and class action registration services to FRIMCo, respectively. CTI and ISS receive daily portfolio holdings information in connection with their services to FRIMCo, while GSI receives such information quarterly. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.

Administration of the Portfolio Holdings Disclosure Policies

The Chief Compliance Officer will exercise oversight of disclosures of the Funds' portfolio holdings. It is the duty of the Chief Compliance Officer to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund's shareholders. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds' Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a "Material Compliance Matter" within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds' Boards of Trustees, as required by Rule 38a-1.

Disclosure of the Funds' portfolio holdings made in accordance with these procedures is authorized by the Funds' Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds' Board of Trustees.

Brokerage Allocations. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager or by FRIMCo. RIF's agreements with FRIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction, include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, FRIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIF's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

FRIMCo or a money manager may effect portfolio transactions for the segment of a Fund's portfolio assigned to the money manager with a broker-dealer affiliated with FRIMCo or the money manager, as well as with brokers affiliated with other money managers.

The Funds will effect transactions through Frank Russell Securities, Inc. ("FRS") and its global network of unaffiliated correspondent brokers. FRS is a registered broker and investment advisor and an affiliate of FRIMCo. Trades placed through FRS and its correspondents are used (i) to obtain research services for FRIMCo to assist it in its capacity as a manager of managers, (ii) to generate commission rebates to the Funds on whose behalf the trades were made, (iii) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (iv) to execute portfolio securities transactions selected by money managers. For purposes of trading to obtain research services for FRIMCo or to generate commission rebates to the Funds, the Funds' money managers are requested to and FRIMCo may, with respect to transactions it places, effect transactions with or through FRS and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, FRIMCo recommends targets for the amount of trading that money managers direct through FRS based upon asset class, investment style and other factors. FRIMCo, or FRS on FRIMCo's behalf, will effect transactions with or through FRS only to the extent such clients will receive competitive execution, price and commissions. Research services provided to FRIMCo by FRS or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to FRIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIF and other funds and clients managed or advised by FRIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non-affiliated brokers.

Decisions concerning the acquisition of research services by FRIMCo are approved and monitored by a FRC Soft Dollar Committee, which consists principally of employees in research and investment management roles. The committee acts as an oversight body with respect to purchases of research services acquired by FRIMCo using soft dollars generated by funds managed by FRC affiliates, including the Funds. In addition, the committee is charged with setting an annual soft dollar budget with respect to research purchases.

FRS or other brokers also may rebate to the Funds a portion of commissions earned on certain trading by the Funds through FRS and its correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once FRIMCo's research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

FRS retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to FRIMCo or commission recapture to the Funds. Trades through FRS for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hire, fire or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

Additionally, a money manager may independently effect transactions through FRS or a broker affiliated with the money manager or another money manager to obtain research services for its own use, including possibly research services provided by Russell/Mellon Analytical Services, Inc., an affiliate of FRIMCo. Research services provided to a money manager are required by law to benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.

Brokerage Commissions. During the last three years, the total brokerage Commissions paid by the Funds were:

                                          Year Ended December 31,
                                    2004                  2003          2002
                                    ----                  ----          ----
Multi-Style Equity                 $739,627              $417,256     $ 829,980
Aggressive Equity                   694,067               479,229       517,388
Non-U.S.                            481,955               204,670       338,041
Real Estate Securities              452,408               279,601       359,864
Core Bond
                              -------------       ---------------
                                         --                    --            --

Total                            $2,368,057            $1,380,756    $2,045,273
                                 ----------            ----------    ----------

The Core Bond Fund normally does not pay a stated brokerage commission on transactions.

The principal  reasons for changes in several Funds' brokerage  commissions were
(1) changes in Fund asset size, (2) changes in market conditions, and (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

During the fiscal year ended December 31, 2004, $46,271 of the brokerage commissions of the Funds were directed to brokers who provided research services to FRIMCo. The research services included industry and company analysis, portfolio strategy reports, economic analysis, and statistical data pertaining to the capital markets.

Gross brokerage commissions received by affiliated broker/dealers from affiliated and non-affiliated money managers for the fiscal years ended December 31, 2004, 2003 and 2002 from portfolio transactions effected for the Funds, were as follows:



--------------------------- ------------------------------- ------------------------------- -------------------------------
                                         2004                             2003                            2002
--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- --------------- --------------- --------------- --------------- --------------- ---------------

                                              Percent of                       Percent of                     Percent of
Affiliated                                     total                            total                          total
Broker/Dealer                Commissions     Commissions     Commissions      Commissions    Commissions     Commissions
--------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
--------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
Frank Russell Securities      $676,425         28.56%         $445,529         23.52%             $346,786      16.96%
--------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
--------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
Robert W. Baird & Co.                                            2,183          0.12                   847      0.04
--------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
--------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
Sanford C. Bernstein & Co.                                       1,095          0.06                   905      0.04
--------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
--------------------------- --------------- --------------- --------------- --------------- --------------- ---------------

--------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
--------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
Total                         $676,425         28.56%         $448,807         23.70%             $348,538      17.04%
                              --------         ------         --------         ------             --------      ------
--------------------------- --------------- --------------- --------------- --------------- --------------- ---------------


The percentage of total affiliated transactions (relating to trading activity) to total transactions during the year ended 2004 for the Funds was 28.56%.

During the year ended December 31, 2004 the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker-dealer securities held as of December 31, 2004 was as follows:


----------------- --------------------- --------------------- --------------------- --------------------- --------------------
                    Citigroup Global    Credit Suisse First   Goldman Sachs & Co.    Jefferies Company      Legg Mason Wood
Fund Name             Markets Inc.       Boston Corporation                                 Inc.              Walker Inc.
----------------- --------------------- --------------------- --------------------- --------------------- --------------------
----------------- --------------------- --------------------- --------------------- --------------------- --------------------

Multi-Style              $7,012,551                   ---            $2,435,576                   ---             $329,670
Equity Fund
----------------- --------------------- --------------------- --------------------- --------------------- --------------------
----------------- --------------------- --------------------- --------------------- --------------------- --------------------
Aggressive                      ---                   ---                   ---              $294,044             $263,736
Equity Fund
----------------- --------------------- --------------------- --------------------- --------------------- --------------------
----------------- --------------------- --------------------- --------------------- --------------------- --------------------
Non-U.S. Fund                   ---            $1,195,862                   ---                   ---                  ---
----------------- --------------------- --------------------- --------------------- --------------------- --------------------
----------------- --------------------- --------------------- --------------------- --------------------- --------------------
Real Estate                     ---                   ---                   ---                   ---                  ---
Securities Fund
----------------- --------------------- --------------------- --------------------- --------------------- --------------------
----------------- --------------------- --------------------- --------------------- --------------------- --------------------
Core Bond Fund             $904,920              $567,470              $304,608                   ---                  ---
----------------- --------------------- --------------------- --------------------- --------------------- --------------------

----------------- --------------------- --------------------- --------------------- ---------------------
                  Lehman Brothers        Merrill Lynch       Morgan Stanley Co     UBS Securities LLC
Fund Name              Inc.              Pierce Fenner &             Inc.
                                             Smith
----------------- --------------------- --------------------- --------------------- ---------------------
----------------- --------------------- --------------------- --------------------- ---------------------
Multi-Style                $647,352            $1,078,849            $1,038,224                   ---
Equity Fund
----------------- --------------------- --------------------- --------------------- ---------------------
----------------- --------------------- --------------------- --------------------- ---------------------
Aggressive                      ---                   ---                   ---                   ---
Equity Fund
----------------- --------------------- --------------------- --------------------- ---------------------
----------------- --------------------- --------------------- --------------------- ---------------------
Non-U.S. Fund                   ---                   ---                   ---            $4,589,563
----------------- --------------------- --------------------- --------------------- ---------------------
----------------- --------------------- --------------------- --------------------- ---------------------
Real Estate                     ---                   ---                   ---                   ---
Securities Fund
----------------- --------------------- --------------------- --------------------- ---------------------
----------------- --------------------- --------------------- --------------------- ---------------------
Core Bond Fund             $173,319              $383,581              $626,955            $2,585,701
----------------- --------------------- --------------------- --------------------- ---------------------

At December 31, 2004, the Funds did not have any holdings in the following remaining top 10 broker-dealers:
         Investment Technology Group, Inc.

Yield And Total Return Quotations. The Funds compute their average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission (the "SEC"). Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

              P(1+T)n = ERV

Where:      P =      a hypothetical initial payment of $1,000;
            T =      average annual total return;
            N =      number of years; and
            ERV =    ending redeemable value of a hypothetical $1,000 payment
                     made at the beginning of the one, five or ten year period at the end of the one, five, or ten year period (or fractional portion thereof).

The calculation assumes that all dividends and distributions of each Fund are reinvested at the net asset value calculated as described in the Prospectus on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for the Funds are reported in the Prospectus.

Yields are computed by using standardized methods of calculation required by the SEC. Yields for Funds are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

      YIELD = 2[(a-b + 1)(6) - 1]
                 ---
                            cd

Where:   a =      dividends and interest earned during the period
         b =      expenses accrued for the period (net of reimbursements)
         c =      average daily number of Shares outstanding during the period that were entitled to receive dividends
         d =      the maximum offering price per share on the last day of the period

The yields for the Funds investing primarily in fixed-income instruments are reported in the Prospectus. Yield may fluctuate daily and does not provide a basis for determining future yields.

Each Fund may, from time to time, advertise non-standard performances, including average annual total return for periods other than 1, 5 or 10 years or since inception.

Each Fund may compare its performance with various industry standards of performance, including Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indices.

            INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS

Each Fund's investment objective is "non-fundamental." A non-fundamental investment objective means that it may be changed without the approval of a majority of each Fund's shareholders. Certain investment policies and restrictions may be "fundamental," which means that they may only be changed with the approval of a majority of each Fund's shareholders. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds' investment objectives are set forth in the Prospectus.

Investment Restrictions. Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. No Fund may:

1. Purchase securities if, as a result of such purchase, the Fund's investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the US government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Real Estate Securities Fund. The Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.

2. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

3. Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts. No Fund may purchase or sell interests in oil, gas or other mineral exploration or development programs.

4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

7. Issue securities senior to the Fund's presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges,
(b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

With regards to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. With regards to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

With regards to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC.

Each Fund is also subject to the following non-fundamental investment restriction (restrictions that can be changed by the Trustees without shareholder approval). Unless otherwise noted, this restriction applies on a Fund-by-Fund basis at the time an investment is being made.

No Fund may borrow money for purposes of leveraging or investment.

Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing).

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities FRIMCo believes to be consistent with the Fund's best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Investment Policies.

The investment objective and principal investment strategies for each of the Funds are provided in the Prospectus. The following table illustrates the principal and additional investments in which the Funds invest. The Funds may not invest in all of the investments listed below. The Funds use investment techniques commonly used by other mutual funds. The Glossary located at the back of the Statement describes each of the investment techniques identified below.



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           Fund                            Principal Investments                              Additional Investments
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Multi-Style Equity Fund    Common Stocks                                        Cash Reserves
                           Common Stock Equivalents                             Lending Portfolio Securities (not to exceed
                                -  warrants/rights                              33 1/3% of total Fund assets)
                                - options                                       Illiquid Securities (limited to 15% of a Fund's
                                -  convertible debt securities                  net assets)
                                - depositary receipts                           Derivatives
                           Preferred  Stocks                                        - write (sell) call and put options on
                           Equity  Derivative  Securities                             securities, securities indexes and foreign
                           US  Government  Securities                                 currencies(3)
                           Investment  Company  Securities (including  ETFs)        - purchase  options on  securities, securities
                           Foreign   Securities                                       indexes, and currencies(3)
                                                                                    - interest rate futures contracts, stock
                                                                                      index futures contracts, foreign currency
                                                                                      contracts and options on futures(4)
                                                                                Liquidity Portfolios

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Fund     Common Stocks                                        Cash Reserves
                           Common Stock Equivalents                             Lending Portfolio Securities (not to exceed
                                 - warrants/rights                              33 1/3% of total Fund assets)
                                 - options                                      Illiquid Securities (limited to 15% of a Fund's
                                 - convertible debt securities                  net assets)
                                 - depositary  receipts                         US  Government Securities
                           Preferred Stocks                                     Derivatives
                           Equity Derivative Securities                           - write (sell) call and put options on
                           Investment Company Securities (including ETFs)           securities, securities indexes and foreign
                           Foreign Securities                                       currencies(3)
                                                                                  - purchase options on securities, securities
                                                                                    indexes, and currencies(3)
                                                                                  - interest rate futures contracts, stock index
                                                                                    futures contracts, foreign currency contracts
                                                                                    and options on futures(4)
                                                                                Liquidity Portfolios

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Non-U.S. Fund              Common  Stocks                                       Cash Reserves
                           Common  Stock Equivalents                            Reverse Repurchase Agreements
                             - warrants/rights                                  Lending Portfolio Securities (not to exceed
                             - options                                          33 1/3% of total Fund assets)
                             - convertible debt securities                      Illiquid Securities (limited to 15% of a Fund's
                             - depositary receipts                              net assets)
                           Preferred Stocks                                     Derivatives
                           Equity  Derivative   Securities                          -  forward currency contracts(2)
                           US Government  Securities                                -  write (sell) call and put options on
                           Investment Company Securities (including  ETFs)             securities, securities indexes and foreign
                           Foreign  Securities                                         currencies(3)
                                                                                    - purchase options on securities, securities
                                                                                      indexes, and currencies(3)
                                                                                    - interest rate futures contracts, stock index
                                                                                      futures contracts, foreign currency contracts
                                                                                      and options on futures(4)
                                                                                Liquidity Portfolios

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities     Common Stocks                                        Cash Reserves
Fund                       Common Stock Equivalents                             Lending Portfolio Securities (not to exceed
                             -  warrants/rights                                 33 1/3% of total Fund assets)
                             -  options                                         Illiquid Securities (limited to 15% of a Fund's
                             -  convertible debt securities                     net assets)
                             -  depositary receipts                             Derivatives
                           Preferred  Stocks                                         - write (sell) call and put options on
                           Equity  Derivative  Securities                              securities, securities indexes and foreign
                           US Government  Securities                                   currencies(3)
                           Investment  Company  Securities (including  ETFs)         - purchase  options on  securities, securities
                           Foreign   Securities                                        indexes, and currencies(3)
                                                                                     - interest rate futures contracts, stock
                                                                                       index futures contracts, foreign currency
                                                                                       contracts and options on futures(4)
                                                                                Liquidity Portfolios

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund             Debt Securities including corporate debt,            Common Stock Equivalents
                           mortgage-backed securities and below investment        - convertible debt securities
                           grade or junk bonds                                  Preferred Stocks
                           US Government Securities                             Emerging Markets Debt
                           Investment Company Securities (including ETFs)       Municipal Obligations
                           Foreign Securities                                   Cash Reserves
                           Derivatives                                          Repurchase Agreements(1)
                             - forward  currency  contracts(2)                  When-issued  and forward  commitment  securities
                             - write (sell) call and put options on securities, Reverse  Repurchase Agreements securities  indexes and  foreign  currencies(3)  Lending  Portfolio  Securities (not to exceed
                             - purchase options on securities, securities       33 1/3%of total Fund assets)
                               indexes, and currencies(3)                       Illiquid Securities (limited to 15% of a Fund's
                             - interest rate futures contracts, stock index     net assets)
                               futures contracts, foreign currency contracts    Liquidity Portfolios
                               and options on futures(4)


------------------------------------------------------------------------------------------------------------------------------------

(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) Each of the Non-U.S. and Core Bond Funds may not invest more than 33% of its assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

Cash Reserves. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect a Fund's performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests ("cash reserves"). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds intend to be fully invested at all times. To do so, FRIMCo or a money manager invests the Funds' cash reserves in short term instruments, including certain Frank Russell Investment Company money market funds. In addition to investing in such short term investments, FRIMCo may use a hedging strategy for the Funds' cash reserves by exposing those reserves to the performance of appropriate markets by purchasing equity or fixed income securities and/or derivatives including index futures contracts, index options and/or index swaps in amounts that expose the cash reserves to the performance of the relevant index. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets while enabling the Fund to hold cash.

Each Fund, and its money managers, that elects to invest its cash reserves in one or more affiliated or unaffiliated money market funds does so pursuant to exemptive relief from the SEC. The relief requires that any investment of cash reserves in affiliated money market funds will not exceed 25% of the investing Fund's total assets. Those money market funds seek to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing solely in short-term money market instruments. The Funds will invest cash reserves in affiliated money market funds only so long as it does not adversely affect the portfolio management and operations of the money market funds. The affiliated money market funds, and the Funds investing in them, treat such investments as the purchase and redemption of a money market fund's shares. Any Fund investing in an affiliated money market fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains, and net assets of the money market fund, and will have all rights and obligations of a shareholder, including voting rights. However, shares of an affiliated money market fund issued to the Funds will be voted by RIF's Trustees in the same proportion as the shares of the money market fund that are held by shareholders that are not Funds. In addition to the management fees payable by the Funds to FRIMCo, each Fund that invests its cash reserves in one or more of Frank Russell Investment Company's money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund's operating expenses, which include the advisory and administrative fees that such money market fund pays to FRIMCo. Currently, the cash reserves are invested in Frank Russell Investment Company's Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to FRIMCo on the cash reserves invested in this fund is 0.10% (net of fee waivers and reimbursements). The SEC exemptive order requires that the Funds' Board determine that the advisory fees incurred in connection with the investment of cash reserves in affiliated money market funds are not for duplicative services.

Russell 1000(R) Index. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization. The Index does not include cross corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities and American Depositary Receipts.

The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. These changes are expected to represent less than 1% of the total market capitalization of the Index. Changes for mergers and acquisitions are made when trading ceases in the acquirer's shares. The 1,001st largest US company by capitalization is then added to the Index to replace the acquired stock.

FRC chooses the stocks to be included in the Index solely on a statistical basis and it is not an indication that FRC or FRIMCo believes that the particular security is an attractive investment.

Investments.

Repurchase Agreements. A Fund may enter into repurchase agreements with the seller, a bank or securities dealer, who agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by a Fund have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund's money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio securities' market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.

High Risk Bonds. The Funds, other than the Core Bond Fund, do not invest their assets in securities rated less than BBB- by S&P or Baa3 by Moody's, or in unrated securities judged by the money managers to be of a higher credit quality than those designations. Securities rated BBB- by S&P or Baa3 by Moody's are the lowest ratings which are considered "investment grade," although Moody's considers securities rated Baa3, and S&P considers bonds rated BBB-, to have some speculative characteristics. The Funds, other than the Core Bond Fund, will dispose of, in a prudent and orderly fashion, securities whose ratings drop below these minimum ratings.

The Core Bond Fund will invest in "investment grade" securities and may invest up to 25% of its total assets in debt securities rated less than BBB- by S&P or Baa3 by Moody's, or in unrated securities judged by the money managers of the Fund to be of comparable quality. These lower rated debt securities are commonly referred to as "junk bonds." Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks, because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The money managers of the Core Bond Fund will seek to reduce the risks associated with investing in such securities by limiting the Fund's holdings in such securities and by the depth of their own credit analysis.

Securities rated BBB- by S&P or Baa3 by Moody's may involve greater risks than securities in higher rating categories. Securities receiving S&P's BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories.

Securities possessing Moody's Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well. For further description of the various rating categories, see "Ratings of Debt Instruments."

Risk Factors. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's Shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

The money managers of the Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

Illiquid Securities. The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. This restriction applies constantly and not only at the time such purchase is made. In addition, the Funds will not invest more than 10% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). This 10% is counted towards a fund's 15% limitation on illiquid securities. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board approved guidelines. These guidelines adopted by the Board for the determination of liquidity of securities take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A, as explained in the respective Prospectuses) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Additionally, under certain circumstances, the Non-U.S. Fund may occasionally engage in "free trade" transactions in which delivery of securities sold by the Fund is made prior to the Fund's receipt of cash payment therefore or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. "Free trade" transactions involve the risk of loss to a Fund if the other party to the "free trade" transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.

Lending Portfolio Securities. Cash collateral received by a Fund when it lends its portfolio securities is invested in high-quality short-term debt instruments, short-term bank collective investment and money market mutual funds (including money market funds advised by FRIMCo for which FRIMCo receives a 0.10% advisory and administrative fee, net of fee waivers and reimbursements), and other investments meeting certain quality and maturity established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities then to pay for lending transaction costs, and then the remainder is divided between the Fund and the lending agent.

Each Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.

A Fund may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.

Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investment or, in certain circumstances, for investment (e.g. as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose a Fund to an obligation to another party. The Funds will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

Options And Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that RIF's Board determines that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be "covered" or "secured" and that futures and options on futures contracts will be for the purposes of hedging or effecting a Fund's permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund's net assets).

Options On Securities And Indexes. Each Fund, except as noted above, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities.

Exchange listed options are issued by a regulated intermediary, such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in the money" (i.e. where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Over-the-counter options ("OTC Options") are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC options and the assets used as "cover" for written OTC options are illiquid.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, FRIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with US Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a short term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization or, in the case of OTC currency transactions, determined to be of equivalent credit by FRIMCo the money manager for the Fund.

An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or employed as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by the Custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with the Custodian liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian. A put option on a security or an index is "covered" if the Fund maintains liquid assets equal to the exercise price in a segregated account with the Custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires.

A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated With Options On Securities And Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Options On Foreign Currency. A Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund's investment objective and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts And Options On Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, or stock index futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade or over-the-counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500; the Russell 2000(R); Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; US Treasury bonds; US Treasury notes; GNMA Certificates; three-month US Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options on Securities and Indexes" above.

A Fund may enter into futures contracts and options on futures contracts for "bona fide hedging" purposes, as defined under the rules of the Commodity Futures Trading Commission (the "CFTC"). A Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund's net assets.

As long as required by regulatory authorities, each Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with a Fund's investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the Custodian (or broker, if legally permitted) a specified amount of cash or US government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to- market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations On Use Of Futures And Options On Futures Contracts. A Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated liquid assets).

When selling a call option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts.

Risks Associated With Futures And Options On Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Index Swap Agreements. The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Funds or to effect investment transactions consistent with their investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index).

Under most swap agreements entered into by the Funds, the parties' obligations are determined on a "net basis." Consequently, a Fund's obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund's portfolio. No Fund will enter into a swap agreement with any single party if the net amount owned or to be received ender existing contracts with that party would exceed 5% of that Fund's assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds will only enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines.

Foreign Currency Futures  Contracts.  The Funds are also permitted to enter into
foreign  currency   futures   contracts  in  accordance  with  their  investment
objectives and as limited by the procedures outlined above.

A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the US dollar or to effect investment transactions consistent with the Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.

Forward Foreign Currency Exchange Transactions ("Forward Currency Contracts"). The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds' investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts ("forward contract") to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of US dollars for a certain amount of Japanese Yen, at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund's forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds' portfolios. If a Fund enters into a forward currency contract, liquid assets will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated liquid assets will equal the amount of the Fund's commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into US dollars or into other appropriate currencies.

At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund.

Upon maturity of a forward currency contract, the Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates.

Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.

A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.

Swap Agreements. The Core Bond Fund may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When the Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

The Fund may enter into several different types of agreements including interest rate, credit and currency swaps. Interest rate swaps are a counterparty agreement and can be customized to meet each party's needs and involves the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that a issuer will default on their obligation by failing to pay principal or interest in a timely manner ) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the money managers and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. The Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was not used.

The Core Bond Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its right to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Additional Risks Of Options On Securities, Futures Contracts, Options On Futures Contracts, And Forward Currency Exchange Contract And Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Hedging Strategies. The Funds may use equity or fixed income securities and derivatives such as index futures contracts, future options, exchange traded and over-the-counter options and/or index or interest rate swaps as hedging strategies for cash reserves held by those Funds. For example: cash reserves are exposed to the performance of appropriate markets through performance of index futures contracts. As a result, a Fund will realize gains or losses based on the performance of the appropriate market corresponding to the relevant indexes for which futures contracts have been purchased. Thus, each Fund's cash reserves will always be fully exposed to the performance of appropriate markets.

Financial futures contracts may be used by the Core Bond, Aggressive Equity, Non-U.S. and Multi-Style Equity Funds as a hedge during or in anticipation of adverse market events such as, in the case of the Core Bond Fund, interest rate changes. For example, if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in a Fund's portfolio would decline, but the futures contract value would decrease, partly offsetting the loss in value of the fixed-income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

The Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

Risk Associated with Hedging Strategies. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.

In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Depositary Receipts. A Fund may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund's investment policies, the Fund's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into US dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Funds may invest in sponsored and unsponsored ADRs.

ETF'S or Exchange Traded Funds. The Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Funds is subject to a duplicate level of fees if a Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. Preferred stocks are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are "cumulative," meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are "participating" and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.

Convertible Securities. Convertible securities entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Real Estate Investment Trusts. The Funds may invest in equity real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. A Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. A Fund's investments in REITs is also subject to heavy cash flow dependency, defaults, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear expenses of the REIT in addition to expenses of the Fund.

Commercial Paper. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the fund pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Asset-Backed Commercial Paper. Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.

Bank Instruments. The Core Bond Fund may invest in bank instruments, which include Eurodollar certificates of deposit ("ECDs"), Eurodollar time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are US dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money managers when evaluating credit risk in the selection of investments for the Core Bond Fund.

Indexed Commercial Paper. Indexed commercial paper is US-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the US dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on US-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the US dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

US Government Obligations. The types of US government obligations the Funds may purchase include: (1) a variety of US Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills at time of issuance have maturities of one year or less, (b) US Treasury notes at time of issuance have maturities of one to ten years and (c) US Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by US government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the US Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the US government will provide financial support to such US government agencies or instrumentalities described in (2)(b), (2)(c) and
(2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such US government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate US government obligations. The Funds may purchase US government obligations on a forward commitment basis.

STRIPS. The Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding US Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Variable And Floating Rate Securities. A floating rate security is one whose terms provide for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day US Treasury Bill rate, and may change as often as twice daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Zero Coupon Securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

Mortgage-Related   And   Other   Asset-Backed    Securities.    The   forms   of
mortgage-related and other asset-backed securities the Funds may invest in include the securities described below:

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which in effect are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly owned US government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or "tranches"), with each class bearing a different stated maturity.

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

Risk Factors. Prepayment of principal on mortgage or asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, the value of mortgage-related securities is affected by fluctuations in interest rates.

Loan Participations. The Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. In purchasing the loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, a Fund may end up owning the underlying collateral.

Municipal Obligations. "Municipal obligations" are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes.

     Municipal Bonds. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications -- General Obligation Bonds and Revenue Bonds.

          General Obligation Bonds - are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

          Revenue Bonds - are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

          Industrial Development Bonds - are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

          Municipal Notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:

          Tax Anticipation Notes - are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

          Bond Anticipation Notes - are issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.

          Revenue Anticipation Notes - are issued in expectation of receipt of other types of revenues such as certain federal revenues.

          Construction Loan Notes - are sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

          Pre-Refunded Municipal Bonds - are bonds no longer secured by the credit of the issuing entity, having been escrowed with US Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

          Tax Free Commercial Paper - is a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.

          Variable Rate Demand Notes - are municipal obligations backed by an obligation of a commercial bank, such as a letter of credit, to the issuer thereof which allows the issuer to issue securities with a demand feature, which, when exercised, becomes effective in a stated time period of 1 to 30 days. The rate on the notes is readjusted periodically at a negotiated market clearing rate.

          Tax Free Participation Certificates - are tax free floating, or variable rate demand notes which are issued by a bank, insurance company or other financial institution or affiliated organization that sells a participation in the note. The Funds' money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds, including the participation certificates.

          A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days' notice for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Funds' money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.

          The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.

Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency -- the Euro. On January 1, 2002, 12 countries adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.

Investment In Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

Investment In Emerging Markets. Foreign investment may include emerging market debt and emerging market stock. The Funds may invest in the following types of emerging market debt -- bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. Emerging markets consist of countries determined by the money managers of a Fund to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer.

Brady Bonds. The Core Bond and Non-U.S. Funds may invest in Brady Bonds, the products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US-dollar) and are actively traded on the over-the-counter market.


                                      TAXES

Election To Be Taxed As A Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and Fund distributions would be treated by shareholders as taxable dividend income to the extent of the Fund's earnings and profits.

Diversification Requirements. Each Fund intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.

Effect Of Foreign Investments On Distributions. Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

The Non-U.S. Fund may qualify for and make an election to pass through to shareholders the ability to claim a credit or deduction (subject to limitations) on their federal income tax returns for their pro rata share of any qualified foreign taxes paid by the Fund. Shareholders would be required to treat their pro rata share of such foreign taxes as having been distributed to them. The Non-U.S. Fund will qualify for the election in any given taxable year if, at the close of such taxable year, more than 50% of its total asset value consists of stock or other securities of foreign corporations.

Investment In PFIC Securities. If a Fund invests in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"), the Fund intends to mark-to-market these securities and recognize any gain at the end of its fiscal year. Any mark to market losses and any losses from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark to market gains included in income in prior years.

Shareholders of PFICs may, under certain circumstances, be subject to a deferred interest charge pursuant to section 1291 of the Code.

Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

Tax Consequences To Shareholders. Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

At December 31, 2004, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:


                           12/31/09       12/31/10      12/31/11      Totals
Multi-Style Equity Fund   $32,384,952    $42,288,325   $3,302,725   $77,976,002
Non-U.S. Fund             12,093,749     25,579,757     5,528,524   43,202,030

                            MONEY MANAGER INFORMATION

                             Multi-Style Equity Fund

Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit, is a limited partnership the majority ownership interests in which are held by its affiliates. Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. On a combined basis as of June 30, 2002, AXA Financial, Inc. has a 53% economic interest in Alliance Capital's business. The remaining economic interest is held by unaffiliated unit holders (32%) and employees (15%).

Ark Asset Management Co., Inc. is a wholly-owned subsidiary of Ark Asset Holdings, Inc., which is primarily controlled by C. Charles Hetzel.

DePrince, Race & Zollo, Inc. is controlled by the following: Gregory M. DePrince, John D. Race and Victor A. Zollo, each owning 30% of the firm.

Institutional Capital Corporation is controlled by its majority shareholder, Robert H. Lyon.

Jacobs Levy Equity Management, Inc. is owned by Bruce Jacobs and Kenneth Levy.

Montag & Caldwell, Inc. is an indirect wholly-owned subsidiary of ABN AMRO Holdings N.V., a publicly traded company. Other entities in the corporate chain of control of which Montag & Caldwell, Inc. is a direct or indirect wholly-owned subsidiary include ABN AMRO Bank N.V., ABN AMRO Asset Management Holding NVand ABN AMRO Asset Management Holdings, Inc.

Turner  Investment  Partners,  Inc.  is a  corporation  controlled  by Robert E.
Turner.

                             Aggressive Equity Fund

CapitalWorks Investment Partners, LLC is a liability company controlled by its members who include John D. Wylie, Jack C. Marshall, Mark J. Correnti and Donovan T. Garcia.

David J. Greene and Company, LLC, is a limited liability company controlled by Michael C. Greene and Alan I. Greene.

Geewax, Terker & Company is a general partnership with its general partners, John J. Geewax and Bruce E Terker, each owning 50% of the firm.

Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.

Gould Investment Partners LLC is a limited liability company controlled by Richard H. Gould.

Jacobs Levy Equity Management, Inc. is owned by Bruce Jacobs and Kenneth Levy.

Nicholas-Applegate Capital Management LLC is owned 100% by Allianz of America, a wholly-owned subsidiary of Allianz AG, a publicly traded company.

TimesSquare Capital Management, LLC ("TimesSquare") is 60% owned by Affiliated Managers Group, Inc., a publicly traded corporation. Employees of TimesSquare own the remaining 40%, with no individual employee beneficially owning 25% or greater.

                                  Non-U.S. Fund

AQR Capital Management, LLC is majority-owned and controlled by its principals Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David Kabiller, CFA Robert Krail, Brian K. Hurst, Jacques A. Friedman and Oktay Kurbanov.

Fidelity Management & Research Company is a wholly-owned subsidiary of FMR Corp. Members of the Edward C. Johnson III family are predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp.


The Boston Company Asset Management, LLC is a wholly-owned, indirect subsidiary of Mellon Financial Corporation, a publicly held corporation.

Wellington Management Company, LLP is a limited liability partnership with no one individual controlling more than 25%.

                           Real Estate Securities Fund

AEW Management and Advisors, L.P. is a limited partnership that is a wholly-owned subsidiary of AEW Capital Management, L.P., which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDCAM NA"). CDCAM NA is a wholly-owned subsidiary of CDC IXIS Asset Management, a French company ("CDCAM"). CDCAM is majority-owned by Eulia and indirectly owned, through Eulia by Caisse Nationale des Caisses D'Epargne and CNP Assurances, in a joint venture with Caisse des Depots et Consignations ("CDC"). CDC is wholly-owned by the French Government.

Heitman Real Estate Securities, LLC is 50% owned by its employees, with no one individual employee beneficially owning 25% or greater, and 50% owned by Old Mutual plc, a publicly traded company.

INVESCO Institutional (N.A.), Inc., which acts as money manager to the Fund through its INVESCO Real Estate Division ("INVESCO") is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded corporation. Other entities in the corporate chain of control of which INVESCO is a direct or indirect wholly-owned subsidiary include AVZ, Inc., AMVESCAP Group Services, Inc. and INVESCO North American Holdings, Inc.

RREEF America L.L.C. is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a publicly traded company. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation.

                                 Core Bond Fund

Bear Stearns Asset Management Inc. is a publicly traded company.

Pacific Investment Management Company LLC ("PIMCO") is approximately 70% owned by Allianz Dresdner Asset Management L.P. (ADAM) and approximately 30% owned by Pacific Life Insurance Company, a publicly traded company. ADAM is majority owned by Allianz AG, a publicly traded company.

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

         MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

              Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

              Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

              A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

              Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

              Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

              B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

              Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

              Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

              C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

              Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         STANDARD & POOR'S RATINGS GROUP ("S&P"):

              AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

              AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

              A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

              BBB- -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

              BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

              BB -- Bonds rated BB have less near-term vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

              B -- Bonds rated B have a greater vulnerability to nonpayment than obligations rated `BB' but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

              CCC -- A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

              CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

              C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

              D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

              Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

              The (r) symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES.

         MOODY'S:

              Moody's rating for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

         Symbols used are as follows:

              MIG-1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

              MIG-2/VMIG 2 -- This designation denotes best quality. Margins of protection are ample although not so large as in the preceding group.

              MIG-3/VMIG 3 -- This designation denotes favorable quality. All security elements are accounted or but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

              SG  --  This  designation   denotes  speculative   quality.   Debt
         instruments in this category lack margins of protection.

         S&P:

              A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                  -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

                  -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

              Note rating symbols are as follows:

              SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

              SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

              SP-3 -- Speculative capacity to pay principal and interest.


COMMERCIAL PAPER RATINGS.

              Moody's:

              Prime - 1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
               o    Leading market positions in will-established industries.
               o    High rates of return on funds employed.
               o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               o Well-established access to a range of financial markets and assured sources of alternate liquidity.

              Prime - 2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, wile sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

              Prime - 3 -- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

              Issuers rated Not Prime do not fall within any of the Prime rating categories.

              WR - Withdrawn


              S&P:

              A-1 - An obligor rated "A-1" has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

              A-2 - An obligor rated "A-2" has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

              A-3 - An obligor rated "A-3" has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

              B - An obligor rated "B" is regarded as VULNERABLE and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

              C - An obligor rated "C" is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on the obligation.

              D - An obligor rated "D" is in payment default. The "D" rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

              N.R.  -  An issuer designated N.R. is not rated.

              Fitch Investors Service, Inc.:

              F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

              F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

              F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

              B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

              C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

              D - Default. Denotes actual or imminent payment default.

              Notes to Short-Term Ratings:

              "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffices are not added to Shot-term ratings other than "F-1."

                              FINANCIAL STATEMENTS

The 2004 annual financial statements of the Funds, including notes to financial statements, financial highlights, and the Report of Independent Registered Public Accounting Firm, are included in RIF's Annual Reports to Shareholders. Copies of these Annual Reports accompany this Statement of Additional Information and are incorporated herein by reference.

                                    GLOSSARY


Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs"). ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated is US dollars and held in the United States.

Brady Bonds -- Product of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

Board -- The Board of Trustees of RIF.

Cash Reserves -- The Funds are authorized to invest their cash reserves (i.e., money awaiting investment in the specific types of securities to be acquired by a Fund or cash held to meet redemption requests or to pay expenses) in short term investments, including certain Frank Russell Investment Company money market funds. In addition to investing in such short term instruments, the Funds may use a hedging strategy for their cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity or fixed income securities and/or derivatives. This is intended to cause the Funds to perform as though their cash reserves were actually invested in those markets.

Code -- Internal Revenue Code of 1986, as amended.

Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

Custodian -- State Street Bank and Trust Company, RIF's custodian and portfolio accountant.

Depositary receipts -- These include American Depositary Receipts ("ADRs"), European Depositary Receipts, Global Depositary Receipts ("EDRs"), Global
Depositary Receipts ("DGRs"), and other similar securities convertible into securities of foreign issuers.

Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

Distributor -- Russell Fund Distributors, Inc., the organization that sells the Shares of the Funds under a contract with RIF.

Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

FNMA -- Federal National Mortgage Association.

FRC -- Frank Russell Company, consultant to RIF and to the Funds.

Forward commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year, and they typically enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, the Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused the Custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

FRIMCo -- Frank Russell Investment Management Company, RIF's administrator, manager and transfer and dividend paying agent.

Funds -- The 5 investment series of RIF. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions.

Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

GNMA -- Government National Mortgage Association.

Illiquid securities -- The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the Securities Act of1933, as amended (the "1933 Act"), or
(2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

Insurance Company -- An insurance company that has a relationship with RIF pursuant to which RIF Funds are the investment base for one or more variable insurance products offered by such insurance company.

Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

Lending portfolio securities -- Each Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

Moody's -- Moody's Investors Service, Inc., an NRSRO

Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

Net asset value (NAV) -- The value of a Fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its Shares that are outstanding.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

NYSE -- New York Stock Exchange.

Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations. Call and/or put options also may be employed as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy.

Policies -- one or more variable insurance products to be issued by one or more Insurance Companies.

Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers.

RIF -- Russell Investment Funds, an open-end management investment company which is registered with the SEC.

Repurchase agreements -- A Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Reverse repurchase agreements -- A Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

Russell 1000(R) Index -- The Russell 1000 Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depositary Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Quantitative Equity Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

S&P -- Standard & Poor's Ratings Group, an NRSRO.

S&P 500 -- Standard & Poor's 500 Composite Price Index.

SEC -- US Securities and Exchange Commission.

Separate Account -- a segregated asset account of an Insurance Company which hold Shares of RIF.

Shares -- The Shares in the Funds described in this prospectus. Each share of a Fund represents a share of beneficial interest in the Fund.

Statement -- RIF's Statement of Additional Information.

Transfer Agent -- FRIMCo, in its capacity as RIF's transfer and dividend paying agent

US -- United States

US government obligations -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities. US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

Variable rate obligation -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of RIF and the Funds.

1933 Act -- The Securities Act of 1933, as amended.